UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 28, 2006
                            Navigant Consulting, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      0-28830                  36-4094854
(State of Other Jurisdiction          Commission               (IRS Employer
     of Incorporation)                File Number            Identification No.)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

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Item 8.01 Other Events

     On November 28, 2006, the registrant issued a press release announcing it has reached an agreement with the City of Vernon to settle for $7.4 million all claims related to its previously disclosed dispute with the City. The press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated November 28, 2006.

                                   SIGNATURES


     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Navigant Consulting, Inc.
                                             -------------------------

Date: November 28, 2006

                                             By:    /s/ Ben W. Perks
                                                    ----------------------------
                                             Name:  Ben W. Perks
                                             Title: Executive Vice President and
                                                    Chief Financial Officer